Income Taxes	12 Months Ended
Feb. 28, 2018
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The difference between the amount of the provision for (recovery of) income taxes and the amount computed by multiplying net income before income taxes by the statutory Canadian tax rate is reconciled as follows:

	For the Years Ended
	February 28, 2018	February 28, 2017	February 29, 2016
Statutory Canadian tax rate	26.5%	26.6%	26.6%
Expected provision for (recovery of) income taxes	$108	$(320)	$(75)
Differences in income taxes resulting from:
Valuation allowance	(169)	302	58
Investment tax credits	(3)	(20)	(29)
Canadian tax rate differences	—	1	2
Change in unrecognized income tax benefits	8	28	(9)
Foreign tax rate differences	(6)	6	6
Effect of adjustments to deferred tax amounts for enacted changes resulting from U.S. tax reform	67	—	—
Other differences	(5)	1	6
Withholding tax on unremitted earnings	1	—	(33)
	$1	$(2)	$(74)

	For the Years Ended
	February 28, 2018	February 28, 2017	February 29, 2016
Income (loss) before income taxes:
Canadian	$413	$(1,301)	$(278)
Foreign	(7)	93	(4)
	$406	$(1,208)	$(282)

The provision for (recovery of) income taxes consists of the following:

	For the Years Ended
	February 28, 2018	February 28, 2017	February 29, 2016
Current
Canadian	$1	$(3)	$(10)
Foreign	7	(33)	38
Deferred
Canadian	—	—	(35)
Foreign	(7)	34	(67)
	$1	$(2)	$(74)

Deferred income tax assets and liabilities consist of the following temporary differences:

	As at
	February 28, 2018	February 28, 2017
Assets
Property, plant, equipment and intangibles	$190	$180
Non-deductible reserves	48	103
Minimum taxes	265	264
Convertible Debentures (see Note 10)	47	12
Research and development	286	259
Tax loss carryforwards	307	503
Other	94	81
Deferred income tax assets	1,237	1,402

Valuation allowance	1,221	1,361
Deferred income tax assets net of valuation allowance	16	41

Liabilities
Property, plant, equipment and intangibles	(19)	(50)
Withholding tax on unremitted earnings	—	—
Deferred income tax liabilities	(19)	(50)
Net deferred income tax asset (liability)	$(3)	$(9)
Deferred income tax asset	$3	$—
Deferred income tax liability	(6)	(9)
	$(3)	$(9)

The Company regularly assesses the need for a valuation allowance against its deferred tax assets. In making that assessment, the Company considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets to determine, based on the weight of available evidence, whether it is more likely than not that some or all of the deferred tax assets will be realized.
In evaluating the need for a valuation allowance, the Company noted that there had been three years of cumulative losses including fiscal 2018. In fiscal 2018, the Company was able to utilize a portion of its deferred tax assets resulting in a reduction in the deferred tax valuation allowance of $169 million (February 28, 2017 - increase of $302 million). As a result, the deferred tax valuation allowance had an ending balance of $1,221 million (February 28, 2017 - $1,361 million). This accounting treatment has no effect on the Company’s ability to utilize deferred tax assets to reduce future cash tax payments. The Company will continue to assess the likelihood that the deferred tax assets will be realizable at each reporting period and the valuation allowance will be adjusted accordingly.
The Company’s total unrecognized income tax benefits as at February 28, 2018 and February 28, 2017 were $73 million and $65 million, respectively. A reconciliation of the beginning and ending amount of unrecognized income tax benefits that, if recognized, would affect the Company’s effective income tax rate is as follows:

	For the Years Ended
	February 28, 2018	February 28, 2017	February 29, 2016
Unrecognized income tax benefits, opening balance	$65	$37	$11
Increase for income tax positions of prior years	4	28	—
Increase for income tax positions of current year	4	—	34
Settlement of tax positions	—	—	(8)
Other	—	—	—
Unrecognized income tax benefits, ending balance	$73	$65	$37

As at February 28, 2018, $58 million of the unrecognized tax benefits have been netted against deferred income taxes and $15 million has been recorded within income taxes payable on the Company’s consolidated balance sheets.
A summary of open tax years by major jurisdiction is presented below:

Jurisdiction
Canada(1)	Fiscal 2010 - 2018
United States(2)	Fiscal 2015 - 2018
United Kingdom	Fiscal 2017 - 2018
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(1)    Includes federal as well as provincial jurisdictions, as applicable.
(2)     Pertains to federal tax years. Certain state jurisdictions remain open from fiscal 2014 through fiscal 2018.
The Company is subject to ongoing examination by tax authorities in the jurisdictions in which it operates. The Company regularly assesses the status of these examinations and the potential for adverse outcomes to determine the adequacy of the provision for income taxes, as well as the provisions for indirect and other taxes and related penalties and interest. The Company believes it is reasonably possible that approximately $16 million of its gross unrecognized income tax benefits will be realized in the next twelve months. While the final resolution of these audits is uncertain, the Company believes the ultimate resolution of these audits will not have a material adverse effect on its consolidated financial position, liquidity or results of operations.
The Company recognizes interest and penalties related to unrecognized income tax benefits as interest expense that is netted and reported within investment income (loss). The amount of interest accrued as at February 28, 2018 was approximately $2 million (February 28, 2017 - approximately $2 million). The amount of penalties accrued as at February 28, 2018 was nominal (February 28, 2017 - nominal).
As at February 28, 2018, the Company has the following net operating loss carryforwards and tax credits, which are scheduled to expire in the following years:

Year of Expiry	Net Operating Losses	Capital Losses	Research and Development Tax Credits(1)	Minimum Taxes
2029	$11	$—	$—	$1
2030	—	—	4	109
2031	50	—	6	128
2032	86	—	3	27
2033	92	—	110	—
2034	80	—	106	—
2035	2	—	52	—
2036	341	—	41	—
2037	352	—	22	—
2038	184	—	13	—
Indefinite	—	30	14	—
	$1,198	$30	$371	$265

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(1)    Includes federal, provincial and state balances.

On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act (the “Tax Act”). This significantly changed U.S. tax laws in a number of ways, including but not limited to, reducing the corporate tax rate from 35% to 21% and moving from a worldwide tax system to a territorial system.
In reporting periods before the adoption of the Tax Act, the Company’s intent was not to repatriate foreign earnings; therefore deferred tax was not recorded since it was not probable it would reverse in the foreseeable future. As a result of the enactment of the legislation, the Company incurred a current tax expense of nil in one-time transition tax on deemed mandatory repatriation of earnings.
As a result of other Tax Act changes, the Company re-assessed the recognition of certain of its deferred tax assets and as a result, recorded an additional tax recovery of $3 million.
In addition, the Company’s U.S. deferred tax assets and liabilities have been remeasured using a federal tax rate of 21%. Included in deferred income tax expense for changes in enacted rate is a $67 million expense which is fully offset by a $67 million tax recovery for a corresponding decrease in the valuation allowance related to the above mentioned deferred tax assets and liabilities.
The Tax Act requires complex computations to be performed that were not previously required under U.S. tax law, judgments to be made in interpretation of the provisions of the Tax Act, significant estimates in calculations, and the preparation and analysis of information not previously relevant or regularly produced. The U.S. Treasury Department, the Internal Revenue Service, and other standard-setting bodies could interpret or issue guidance on how provisions of the Tax Act will be applied or otherwise administered that is different from the Company’s interpretation. At this time, the Company made its best estimate on each aspect of the tax law changes. As the Company completes its analysis, collects and prepares necessary data, and interprets any additional guidance, the Company may make changes to its estimates on a prospective basis.